UCP



4Q16 Investor Presentation

March 8, 2017

Forward-Looking Statements

We make forward-looking statements in this presentation that are subject to risks, uncertainties and assumptions. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical facts. These statements may include words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" "project," "goal," "intend" or "continue," the negative of these terms and other comparable terminology. These forward-looking statements may include projections of our future financial or operating performance, our anticipated growth strategies, anticipated trends in our business and other future events or circumstances. These statements are based on our current expectations and projections about future events and may prove to be inaccurate.

Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may prove to be incorrect or imprecise and may prove to be inaccurate. We do not guarantee that the transactions and events described in any forward-looking statements will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: economic changes, either nationally or in the markets in which we operate, including declines in employment, volatility of mortgage interest rates, declines in consumer sentiment and an increase in inflation; downturns in the homebuilding industry, either nationally or in the markets in which we operate; continued volatility and uncertainty in the credit markets and broader financial markets; the operating performance of our business; changes in our business and investment strategy; availability of land to acquire and our ability to acquire land on favorable terms or at all; availability, terms and deployment of capital; disruptions in the availability of mortgage financing or increases in the number of foreclosures in our markets; shortages of or increased prices for labor, land or raw materials used in housing construction; delays or restrictions in land development or home construction, or reduced consumer demand resulting from adverse weather and geological conditions or other events outside our control; the cost and availability of insurance and surety bonds; changes in, or the failure or inability to comply with, governmental laws and regulations; the timing of receipt of regulatory approvals and the opening of communities; the degree and nature of our competition; our leverage and debt service obligations; our future operating expenses, which may increase disproportionately to our revenue; our ability to achieve operational efficiencies with future revenue growth; our relationship, and actual and potential conflicts of interest, with PICO, which owns a majority economic interest in UCP, LLC; and availability of, and our ability to retain, qualified personnel. For a further discussion of these and other factors, see the "Risk Factors" disclosed in our Annual Report on Form 10-K for the year ended December 31, 2016, which is filed with the Securities and Exchange Commission. In light of these risks and uncertainties, the forward-looking statements discussed in this presentation might not occur.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance, and our actual results could differ materially from those expressed in any forward-looking statement. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by law.

Company Highlights

- Homebuilder and land developer focused on high growth markets
  - Founded in 2004 by CEO Dustin Bogue
  - Headquartered in San Jose, California
- Acquired by PICO Holdings in 2008 to capitalize on dislocation in the housing market
- Significant land position of 6,638 lots[1]
  - 52% of lots acquired 2008-2013
  - Rapidly expanding operations in West and Southeast segments
- Seek future earnings growth by
  - **Momentum:** Capitalize on current growth trajectory
  - **Discipline:** Leverage Sales, General and Administrative costs and expand margins
  - **Operational Excellence:** Reduce the cost and increase the efficiency of our entire operation

High Growth Market Focus


West
Pacific Northwest
SF Bay Area
Central Valley
Southern California
Nashville
Charlotte
Southeast
Myrtle Beach

Attractive Land Position
(As of 12/31/2016)

Lots By Market[1]


Tennessee 12%
SF Bay Area 21%
Central Valley 27%
Southern California 2%
Pacific Northwest 11%
North Carolina 7%
South Carolina 20%

LTM Deliveries by Market


Tennessee 7%
SF Bay Area 30%
Central Valley 27%
Southern California 2%
Pacific Northwest 12%
North Carolina 7%
South Carolina 12%

(1) Owned and controlled as of December 31, 2016.

2017 Focus Areas

Momentum

Discipline

Operational Excellence

Strengthening the Benchmark Brand

Investment Highlights

1. Long, High Quality Land Position In Place to Support Continued Growth
2. Well-Positioned in Several High Growth Housing Markets
3. Rapid Growth Trajectory and Track Record of Execution
4. Scale and Efficiencies Driving Significant Margin Enhancement Opportunity
5. Wide Range of Product Capabilities, Including First-Time through Active Adult
6. Proven Land Acquisition, Entitlement and Development Platform
7. Conservative Balance Sheet Relative to Peers



Long Land Position to Fuel Growth

Lot Supply by Market
Lots as of December 31, 2016

Market	Lots			LTM	Land
	Owned	Controlled	Total	Deliveries	Supply[1]
SF Bay Area	1106	317	1423	247	5.8
Central Valley	1370	421	1791	224	8.0
S. California	140	--	140	16	8.8
Pacific NW	589	132	721	109	6.6
North Carolina	140	329	469	61	7.7
South Carolina	375	950	1,325	103	12.9
Tennessee	311	458	769	60	12.8
Total	4,031	2,607	6,638	820	8.1

(1) Based on LTM deliveries

Vibrant Markets Create Foundation for Growth


Employment Growth
(YoY % Change)
3.6%
3.3%
2.5%
2.5%
1.9%
1.8%
1.6%
1.2%
Seattle
San Jose
Nashville
Riverside
Charlotte
Fresno
U.S. Average
Myrtle Beach


Resale Months of Supply
(2016)
0.7
1.0
1.3
2.9
3.6
3.8
3.9
Seattle
San Jose
Fresno
Charlotte
U.S. Average
Nashville
Riverside

Source: John Burns Real Estate Consulting. Employment Data as of 11/2016. Months Supply Data as of 12/2016

1st Time Buyer Focus with Broad Range of Products

UCP targets a diverse buyer segments, including first-time buyers, first-time move-up buyers, second-time move-up buyers and age targeted buyers. Most of our communities target multiple buyer segments, limiting the dependency on any single buyer segment.

First-Time



Tumwater, WA from the mid $200s

Move-Up



East Garrison, CA from the low $400s

Age-Targeted



Mooresville, NC from the low $200s

Division	LTM ASP ($ in 000's)	Current Base Price Range ($ in 000's)	Commentary
SF Bay Area	$552	$394-775	Current communities positioned to local move-up families and regional move-down empty nesters
Central Valley	$373	$205-530	Home sizes range from 1,500–3,500 sq. ft. in variety of plan offerings
Southern California	$884	$700-850	Rancho Cucamonga predominantly move-up view-oriented homes. Infill locations planned for 2017 deliveries
Pacific Northwest	$504	$270-680	Segmented by geography with King County offering move-up product and Thurston County featuring mixed array of first time and move-up
North Carolina	$310	$150-$730	Flexible product array designed to compete across multiple price points and geographies
South Carolina	$208	$167-$243	
Tennessee	$243	$214-$371	

Proven Land Acquisition, Entitlement and Development Platform

UCP's Entitlement and Development Expertise

- Land entitlement and development is a key skill set of UCP's senior management
- UCP's substantial land position allows flexibility to either build homes or sell lots to third-party homebuilders
- Long-standing relationships with key land owners, broker, lenders and development companies facilitates the strategy
- **UCP management excels in complex land acquisition scenarios where other buyers may be deterred, offering additional opportunities to seek attractive risk adjusted returns**

1 **Disciplined Sourcing**
- Focused on privately negotiated deals
- Target specific markets and assets using local market knowledge and strategic analysis
- Active pipeline of potential deals

2 **Structuring/Negotiation**
- Up front asset valuation and downside analysis
- Senior executive approval process
- Match contract terms to risk profile

3 **Evaluation/Diligence**
- Risk identification, analysis, and mitigation
- Deep local expertise and extensive diligence
- Creation and approval of business plan

4 **Closing/Execution**
- Transparent communication with sellers
- Established goodwill and track record
- Transactional experience

2016 Homebuilding Orders, Deliveries, Revenue & ASP

New Home Orders

▲ +8%


860
933
FY15
FY16

Homebuilding Revenue
($MM)

▲ +36%


$252.6
$343.9
FY15
FY16

Deliveries by Region


27%
73%
Southeast FY16
West FY16

Homes Delivered

▲ +17%


701
820
FY15
FY16

Average Selling Price
($000)

▲ +16%


$360
$419
FY15
FY16

Backlog & Lots



Backlog Value
($MM)
▲ +38%
$108.8
$149.6
4Q15
4Q16



Homes in Backlog
▲ +45%
249
362
4Q15
4Q16



Lots by Region[1]
5,878
6,638
1,594
4,284
2,563
4,075
4Q15
4Q16
West
Southeast

(1) 'Lots by Region' denotes owned & controlled lots as of December 31, 2016.

Financial Summary

Deliveries

▲ +25% CAGR



449
253
196
780
348
432
996
295
701
886
66
820
2013
2014
2015
2016
Homes Delivered
Lots Delivered

ASP of delivered homes ($000's)	$370	$360	$360	$419

Total Revenue

($ in Millions)

▲ +55% CAGR



$93M
$191M
$279M
$349M
2013
2014
2015
2016

Consolidated Adjusted Gross Margin(1)

($ in Millions)



$36M
$58M
$73M
2014
2015
2016

Adj. GM %	19.0%	20.9%	20.8%

Comprehensive Income (Loss) and EBITDA excluding Impairments(1)

($ in Millions)



($8M)
($1M)
$6M
$13M
$14M
$22M
2014
2015
2016
Comprehensive Income (Loss)
EBITDA excluding Impairments(1)

(1) Consolidated Adjusted Gross Margin and EBITDA excluding impairments are non-GAAP financial measures. See appendix for a reconciliation of these non-GAAP financial measures to the most comparable financial measures calculated and presented in accordance with GAAP.

Strong Homebuilding Gross Margin

- 4Q16 and FY16 homebuilding gross margin increased 60bps and 50bps, respectively, from prior year
- Balancing pre-sales and spec sales
- Controlling price to help manage pace
- Focus on construction cost containment
- FY16 incentives decreased by 50bps to 2.1% of HB Revenue

Homebuilding Gross Margin


18.0%
18.6%
17.8%
18.3%
4Q15
4Q16
FY15
FY16

Adj. Homebuilding Gross Margin (1)


21.1%
20.9%
20.3%
20.7%
4Q15
4Q16
FY15
FY16

(1) Adjusted Homebuilding Gross Margin is a non-GAAP financial measure. See appendix for a reconciliation of this non-GAAP financial measure to the most comparable financial measure calculated and presented in accordance with GAAP.

SG&A
Annual Improvement

- Disciplined control of overhead expenses continues to enhance performance
- FY16 SG&A as a percent of total revenue improved 250 bps to 13.9%
- FY16 SG&A as a percent of Homebuilding revenue improved 400 bps to 14.1%
- 4Q16 SG&A as a percent of Homebuilding revenue improved 110 bps excluding $1.3 million of one-time items
- Achieved SOX compliance during 2016 while tightly managing G&A expenses

SG&A as % of Total Revenue


12.4%
15.0%
16.4%
13.9%
Q4 2015
Q4 2016
FY2015
FY 2016

SG&A as % of Homebuilding Revenue


14.9%
15.1%
18.1%
14.1%
Q4 2015
Q4 2016
FY2015
FY 2016

UCP

Balance Sheet Strength

($ in millions, except where noted)	Dec 31, 2016	Dec 31, 2015
Cash	$40.9	$39.8
Real Estate Inventory	$373.2	$361.0
Debt	$161.0	$156.0
Equity	$226.9	$217.4
Debt-to-Capital	41.5%	41.8%
Net Debt-to-Capital [1]	37.3%	37.6%
Cash to total Capital	10.6%	10.7%
Interest Coverage [2,3]	1.4 times	1.0 times

Current Capitalization	Dec 31, 2016
Cash	
Cash & Cash Equivalents	$40.9
Debt	
Variable Interest Notes	$81.3
Fixed Interest Notes	$5.6
8.5% Senior Notes Due 2017	$74.9
Debt Issuance Cost	($0.7)
Total Debt	$161.0
Total Equity	$226.9

(1) The ratio of net debt-to capital is a non-GAAP financial measure. See appendix for a reconciliation of this non-GAAP financial measure to the most comparable financial measure calculated and presented in accordance with GAAP.
(2) Interest coverage is computed using EBIT, which is a non-GAAP financial measure. See appendix for a reconciliation of this non-GAAP financial measure to the most comparable financial measure calculated and presented in accordance with GAAP.
(3) Interest coverage calculated on a last twelve months' basis.

Appendix



Financial Summary

Totals may not add due to rounding

($ in millions, except where noted)	Three Months Ended December 31, 2016	Three Months Ended December 31, 2015	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015
Net Orders	232	184	933	860
Homebuilding Deliveries	257	223	820	701
ASP (000s)	$406	$399	$419	$360
Revenue				
Homebuilding	$104.4	$88.9	$343.9	$252.6
Land development	$0.1	$18.0	$5.4	$21.1
Other	$—	$—	$—	$5.1
Total revenue	**$104.6**	**$106.9**	**$349.4**	**$278.8**
Homebuilding Gross Margin	18.6%	18.0%	18.3%	17.8%
Homebuilding Adjusted Gross Margin (1)	20.9%	21.1%	20.7%	20.3%
Operating Expense				
Sales and marketing	$5.7	$5.7	$19.3	$18.9
General and administrative	$10.1	$7.6	$29.2	$26.9
Goodwill impairment	$—	$—	$4.2	$—
Total operating expense	**$15.7**	**$13.3**	**$52.6**	**$45.8**
Other income, net	$0.0	$0.0	$0.3	$0.2
Net income (loss) before income taxes	**$3.7**	**$7.7**	**$9.2**	**$5.9**
Provision for income taxes	$5.6	$(0.1)	$5.3	$(0.1)
Net income (loss)	**$9.3**	**$7.6**	**$14.4**	**$5.8**

(1) Adjusted homebuilding gross margin is a non-GAAP financial measure. The most directly comparable GAAP financial measure is homebuilding gross margin. A discussion of adjusted homebuilding gross margin is included in the Appendix hereto, as well as a reconciliation between homebuilding gross margin and adjusted homebuilding gross margin.

Appendix – Gross Margin and Adj. Gross Margin Reconciliation

($ in thousands)	Three Months Ended December 31, 2016	%	2015	%	Year Ended December 31, 2016	%	2015	%
Consolidated Gross Margin & Adjusted Gross Margin								
Revenue	$104,565	100.0%	$106,870	100.0%	$349,368	100.0%	$278,791	100.0%
Cost of Sales	85,171	81.5%	85,952	80.4%	287,840	82.4%	227,324	81.5%
Gross Margin	19,394	18.5%	20,918	19.6%	61,528	17.6%	51,467	18.5%
Add: interest in cost of sales	2,429	2.3%	2,176	2.0%	8,118	2.3%	5,592	2.0%
Add: impairment and abandonment charges	17	–	929	0.9%	3,112	0.9%	1,075	0.4%
Adjusted Gross Margin[1]	$21,840	20.9%	$24,023	22.5%	$72,758	20.8%	$58,134	20.9%
Consolidated Gross margin percentage	18.5%		19.6%		17.6%		18.5%	
Consolidated Adjusted gross margin percentage[1]	20.9%		22.5%		20.8%		20.9%	
Homebuilding Gross Margin & Adjusted Gross Margin								
Homebuilding revenue	$104,438	100.0%	$88,892	100.0%	$343,919	100.0%	$252,597	100.0%
Cost of home sales	85,053	81.4%	72,926	82.0%	281,072	81.7%	207,670	82.2%
Homebuilding gross margin	19,385	18.6%	15,966	18.0%	62,847	18.3%	44,927	17.8%
Add: interest in cost of home sales	2,418	2.3%	1,908	2.1%	7,737	2.2%	5,275	2.1%
Add: impairment and abandonment charges	–	–	923	1.0%	458	0.1%	1,042	0.4%
Adjusted homebuilding gross margin[1]	$21,803	20.9%	$18,797	21.1%	$71,042	20.7%	$51,244	20.3%
Homebuilding gross margin percentage	18.6%		18.0%		18.3%		17.8%	
Adjusted homebuilding gross margin percentage[1]	20.9%		21.1%		20.7%		20.3%	

(1) Adjusted homebuilding gross margin percentage is a non-GAAP financial measure. The most directly comparable GAAP financial measure is homebuilding gross margin. Adjusted gross margin is defined as gross margin plus capitalized interest, impairment and abandonment charges. We use adjusted gross margin information as a supplemental measure when evaluating our operating performance. We believe this information is meaningful, because it isolates the impact that leverage and non-cash impairment and abandonment charges have on gross margin. However, because adjusted gross margin information excludes interest expense and impairment and abandonment charges, all of which have real economic effects and could materially impact our results, the utility of adjusted gross margin information as a measure of our operating performance is limited. In addition, other companies may not calculate adjusted gross margin information in the same manner that we do. Accordingly, adjusted gross margin information should be considered only as a supplement to gross margin information as a measure of our performance. The table above provides a reconciliation of adjusted gross margin numbers to the most comparable GAAP financial measure.

Appendix – Ratio of Net Debt to Capital

	As of December 31, 2016	As of December 31, 2015
Debt	$160,994	$155,966
Equity	226,886	217,408
Total capital	$387,880	$373,374
Ratio of debt-to-capital	41.5%	41.8%
Debt	$160,994	$155,966
Net cash and cash equivalents	$42,478	$40,729
Less: restricted cash and minimum liquidity requirement	16,547	15,900
Unrestricted cash and cash equivalents	$25,931	$24,829
Net debt	$135,063	$131,137
Equity	226,886	217,408
Total adjusted capital	$361,949	$348,545
Ratio of net debt-to-capital[1]	37.3%	37.6%

[1] The ratio of net debt-to-capital is a non-GAAP financial measure. The most directly comparable GAAP financial measure is the ratio of debt-to-capital. We believe that our leverage ratios provide useful information to the users of our financial statements regarding our financial position and cash and debt management. The ratio of net debt-to-capital is computed as the quotient obtained by dividing net debt (which is debt less unrestricted cash and cash equivalents) by the sum of net debt plus stockholders' and member's equity. We believe the ratio of net debt-to-capital is a relevant financial measure for investors to understand the leverage employed in our operations and as an indicator of our ability to obtain financing. We reconcile this non-GAAP financial measure to the ratio of debt-to-capital in the table above. In addition, other issuers or issuers in other industries may not calculate net debt-to-capital ratio in the same manner that we do. Accordingly, the net debt-to-capital ratio should be considered only as a supplement to the ratio of debt-to-capital information as a measure of our financial leverage.

Appendix – EBIT

UCP Interest Coverage

	Twelve Months Ended 12/31/2015	Twelve Months Ended 12/31/2016
Pre-Tax Income	$5,852,371	$9,163,055
Interest Expense included in COS	5,592,089	8,117,453
EBIT[(1)]	11,444,460	17,280,508
Depreciation	587,581	597,051
Amortization	34,000	34,000
EBITDA	12,066,041	17,911,559
Impairments (net of contingent consideration)	923,031	4,464,792
EBITDA (excluding Impairments)	$12,989,072	$22,376,321
Interest Incurred	$11,567,368	$12,502,682
Interest Coverage[(2)]	1.0	1.4

(1) EBIT ("earnings before interest & tax") is a non-GAAP financial measure. The most directly comparable GAAP financial measure is net income before taxes. EBIT is computed from GAAP pre-taxable income by adding back interest expense. We believe that EBIT provides useful information to the users of our financial statements regarding our operating profitability. We reconcile this non-GAAP financial measure to net income before taxes, based on the last twelve months, in the table above. In addition, other issuers or issuers in other industries may not calculate EBIT in the same manner that we do. Accordingly, EBIT should be considered only as a supplement to the net income before taxes as a measure of our operating profitability.

(2) Interest coverage is computed using EBIT, a non-GAAP financial measure. The interest coverage ratio is calculated by comparing EBIT to interest expensed. We believe that interest coverage ratio is a relevant financial measure for investors to understand our debt and profitability of our operations and as an indicator of our ability to pay interest on our debt.